                                  EXHIBIT 99

                                                                [AMD LETTERHEAD]

                                                                        CONTACT:
                                                                      TOM STITES
                                                                  COMMUNICATIONS
                                                                  (408) 749-2918



                       AMD REPORTS FOURTH QUARTER RESULTS

     SUNNYVALE, CA--JANUARY 13, 1997--AMD today reported a net loss of $21,243,000 on sales of $496,868,000 for its fourth quarter, ended December 29, 1996. The loss amounted to $0.15 per share.

     Sales for the like period of 1995 were $595,178,000, which resulted in net income of $9,344,000, or $0.07 per share. In the immediate-prior quarter, AMD reported sales of $456,862,000, which resulted in a loss of $38,362,000, or $0.28 per share.

     Revenues for 1996 amounted to $1,953,019,000, which resulted in a net loss of $68,950,000, or $0.51 per common share. In 1995 AMD reported revenues of $2,468,379,000, and net income of $216,326,000, or $1.57 per common share on a fully diluted basis.

     "An increase in sales over the immediate-prior quarter, coupled with effective expense controls and excellent operational performance, enabled AMD to substantially reduce its operating loss in the fourth quarter," said W.J. Sanders III, chairman and chief executive officer of AMD. "Bookings improved significantly during the fourth quarter of 1996, and our book-to-bill ratio exceeded 1:1 for the first time since the second quarter of 1995. Customers have worked through excess inventories and order patterns currently reflect normal consumption rates.
                                     -more-

     "Our Computation Products Group (CPG) - primarily Microsoft(R) Windows(R)- compatible microprocessors - accounted for the majority of our revenue growth over the third quarter. Shipments of AMD-K5(TM) fifth-generation microprocessors again more than doubled over the immediate-prior quarter to 1.1 million units.
A richer product mix, aided by strong demand for higher-performance AMD-K5-PR133 devices, contributed to higher average selling prices. With today's announcement of the AMD-K5-PR166 microprocessor, AMD's position in the mainstream of the desktop personal computer market continues to improve.

     "We are now widely sampling our AMD-K6(TM) sixth-generation MMX processor to a broad customer base. We continue to expect to commence production in the current quarter and achieve initial revenues from K6 microprocessors in the second quarter," Sanders concluded.


The forward-looking statements in the above release concerning the Company's microprocessor products, and any implication from any other statement in the release about the future performance of the Company, involve a number of risks and uncertainties. Among the factors that could cause actual results to differ materially from presently anticipated results are the following: success in completing the design and verification of the AMD-K6 processor; success in ramping production of new fifth- and sixth-generation microprocessors; shifts in market demand and fluctuating customer inventory levels; and such other risks and uncertainties as are detailed in "Management's Discussion and Analysis of Results of Operations and Financial Condition" contained in the Company's most recently filed annual report on Form 10-K, and the Company's most recently filed quarterly report on Form 10-Q.

                                     -more-

ABOUT AMD

     AMD is a global supplier of integrated circuits for the personal and networked computer and communications markets. AMD produces processors, flash memories, programmable logic devices, and products for communications and networking applications. Founded in 1969 and based in Sunnyvale, CA, AMD had revenues of $2.0 billion in 1996. (NYSE: AMD).

WORLD WIDE WEB: Press announcements and other information about AMD are available on the Internet via the World Wide Web. Type http://www.amd.com at the URL prompt.



AMD-K6 AND AMD-K5 ARE TRADEMARKS OF ADVANCED MICRO DEVICES, INC.

AMD, THE AMD LOGO AND COMBINATIONS THEREOF ARE TRADEMARKS OF ADVANCED MICRO DEVICES, INC.

MICROSOFT AND WINDOWS ARE REGISTERED TRADEMARKS OF MICROSOFT CORPORATION.

                                                                        #AMD9709

Advanced Micro Devices, Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Thousands except per share amounts)

                                         Quarter Ended                      Year Ended
                                          (Unaudited)                       (Audited)
----------------------------------------------------------------------------------------------
                               Dec. 29,     Sep. 29,    Dec. 31,      Dec. 29,      Dec. 31,
                                 1996         1996        1995          1996          1995
                                                       (Restated)*                 (Restated)*
----------------------------------------------------------------------------------------------

Net sales                       $496,868   $ 456,862      $595,178   $1,953,019     $2,468,379

Cost of sales                    354,622     337,692       427,058    1,440,828      1,417,007
Research and development         107,499     105,656       107,715      400,703        416,521
Marketing, general and
  administrative                  88,292      90,432       100,766      364,798        412,651
----------------------------------------------------------------------------------------------
                                 550,413     533,780       635,539    2,206,329      2,246,179
----------------------------------------------------------------------------------------------
Operating income (loss)          (53,545)    (76,918)      (40,361)    (253,310)       222,200

Interest income and other, net     4,079       4,214         8,024       59,391         32,465
Interest expense                  (7,601)     (3,443)       (1,665)     (14,837)        (3,059)
----------------------------------------------------------------------------------------------
Income (loss) before income taxes
  and equity in joint venture    (57,067)    (76,147)      (34,002)    (208,756)       251,606
Provision (benefit) for income
  taxes                          (22,826)    (30,459)      (21,846)     (85,008)        70,206
----------------------------------------------------------------------------------------------
Income (loss) before equity
  in joint venture               (34,241)    (45,688)      (12,156)    (123,748)       181,400

Equity in net income of
  joint venture                   12,998       7,326        21,500       54,798         34,926
----------------------------------------------------------------------------------------------
Net income (loss)               $(21,243)  $ (38,362)     $  9,344   $  (68,950)    $  216,316

Preferred stock dividends              -           -             -            -             10
----------------------------------------------------------------------------------------------
Net income (loss) applicable
   to common stockholders       $(21,243)  $ (38,362)     $  9,344   $  (68,950)    $  216,316
----------------------------------------------------------------------------------------------
Net income (loss) per common
  share                         $  (0.15)  $   (0.28)     $   0.07   $    (0.51)    $     1.59
----------------------------------------------------------------------------------------------
Shares used in per share
  calculation                    137,693     136,082       138,941      135,687        136,208
----------------------------------------------------------------------------------------------

* Restated from previously released financial information as a result of the January 1996 merger with NexGen, Inc.

Advanced Micro Devices, Inc.                    INFORMATION ONLY
--------------------------------------------------------------------------------
NON-GAAP CONSOLIDATED STATEMENTS OF OPERATIONS*
(Includes Pre-Tax FASL Investment Equity Income in Operating Income (Loss))
--------------------------------------------------------------------------------
(Thousands except per share amounts)

                                          Quarter Ended                          Year Ended
                                           (Unaudited)                            (Audited)
----------------------------------------------------------------------------------------------
                                  Dec. 29,      Sep. 29,   Dec. 31,    Dec. 29,      Dec. 31,
                                    1996          1996     1995 **       1996        1995 **
----------------------------------------------------------------------------------------------
 Net sales                          $496,868    $ 456,862 $ 595,178   $1,953,019    $2,468,379

 Cost of sales                       354,622      337,692   427,058    1,440,828     1,417,007
 Net income from equity
   investment in FASL                (19,996)     (11,272)  (33,077)     (84,305)      (53,732)
 Research and development            107,499      105,656   107,715      400,703       416,521
 Marketing, general and
   administrative                     88,292       90,432   100,766      364,798       412,651
----------------------------------------------------------------------------------------------
                                     530,417      522,508   602,462    2,122,024     2,192,447
----------------------------------------------------------------------------------------------
 Operating income (loss)             (33,549)     (65,646)   (7,284)    (169,005)      275,932

 Interest income and other, net        4,079        4,214     8,024       59,391        32,465
 Interest expense                     (7,601)      (3,443)   (1,665)     (14,837)       (3,059)
----------------------------------------------------------------------------------------------
 Income (loss) before income taxes   (37,071)     (64,875)     (925)    (124,451)      305,338
 Provision (benefit) for income
   taxes                             (22,826)     (30,459)  (21,846)     (85,008)       70,206
 Provision for taxes on equity
   income in FASL                      6,998        3,946    11,577       29,507        18,806
----------------------------------------------------------------------------------------------
 Net income (loss)                   (21,243)     (38,362)    9,344      (68,950)      216,326
----------------------------------------------------------------------------------------------
 Preferred stock dividends                 -            -         -            -            10
----------------------------------------------------------------------------------------------
 Net income (loss) applicable
   to common stockholders           $(21,243)    $(38,362)  $ 9,344     $(68,950)     $216,316
----------------------------------------------------------------------------------------------
 Net income (loss) per common
   share                            $  (0.15)    $  (0.28)  $  0.07     $  (0.51)     $   1.59
----------------------------------------------------------------------------------------------
 Shares used in per share
   calculation                       137,693      136,082   138,941      135,687       136,208
----------------------------------------------------------------------------------------------

 * The above statements of operations are not in accordance with generally accepted accounting principles (GAAP) in that the pre-tax equity income of FASL has been reclassified and included in the determination of operating income (loss). Net income (loss) and related net income (loss) per common share amounts are the same as those reported under GAAP.

 ** Financial results for 1995 have been restated to include the historical financial information of NexGen, Inc.

Advanced Micro Devices, Inc.
CONSOLIDATED BALANCE SHEETS
(Thousands)


                                                  December 29,   December 31,
                                                      1996          1995
                                                    (Audited)     (Audited)
                                                                  (Restated)*
-----------------------------------------------------------------------------
Assets
Current assets:
   Cash, cash equivalents, and short-term investments $  386,198   $  509,665
   Accounts receivable, net                              220,028      284,238
   Inventories                                           154,010      155,986
   Deferred income taxes                                 140,850      147,489
   Prepaid expenses and other current assets             127,991       40,564
-----------------------------------------------------------------------------
       Total current assets                            1,029,077    1,137,942

   Property, plant, and equipment, net                 1,787,402    1,641,634
   Investment in joint venture                           197,205      176,821
   Other assets                                          131,599      122,070
-----------------------------------------------------------------------------
                                                      $3,145,283   $3,078,467
=============================================================================

Liabilities and Stockholders' Equity
-----------------------------------------------------------------------------
Current liabilities:
   Notes payable to banks                             $   14,692   $   26,770
   Accounts payable                                      224,139      241,916
   Accrued compensation and benefits                      66,745      106,347
   Accrued liabilities                                   103,436      103,404
   Income tax payable                                     51,324       56,297
   Deferred income on shipments to distributors           95,466      100,057
   Current portion of long-term debt and capital
     lease obligations                                    27,671       41,642
-----------------------------------------------------------------------------
       Total current liabilities                         583,473      676,433

Deferred income taxes                                     95,102       84,607
Long-term debt and capital lease obligations,
  less current portion                                   444,830      214,965

Stockholders' equity:
   Capital stock:
     Common stock, par value                               1,428        1,050
   Capital in excess of par value                        957,178      908,989
   Retained earnings                                   1,063,272    1,192,423
-----------------------------------------------------------------------------
       Total stockholders' equity                      2,021,878    2,102,462
-----------------------------------------------------------------------------
                                                      $3,145,283   $3,078,467
=============================================================================

* Restated from previously released financial information as a result of the January 1996 merger with NexGen, Inc.

                                      AMD
                            SELECTED CORPORATE DATA
                                  (UNAUDITED)

---------------------------------------------------------------------------------------------------
PRODUCT LINE BREAKDOWN*                    Q4 '96                 Q3 '96                 Q4 '95
-----------------------
                                  % OF SALES  REVENUE    % OF SALES  REVENUE    % OF SALES  REVENUE
                                  ----------  -------    ----------  -------    ----------  -------
Communications and
Components Group                       66     $  328M         69      $ 317M         69      $ 413M

Programmable Logic Division            12         59M         13         58M         12         69M
(TBN)

Computation Products Group             22        110M         18         82M         19        113M


OTHER DATA                                    Q4 '96                  Q3 '96                Q4 '95
----------                                    ------                  ------                ------
Depreciation                                  $   84M                 $   85M               $   84M

Capital Spending                                 144M                    143M                  139M

Headcount                                      12,181                  12,388                12,730
---------------------------------------------------------------------------------------------------
International Sales                                55%                     53%                   53%

* Restated to include NEXGEN